LOSS PER SHARE	12 Months Ended
Dec. 31, 2013
LOSS PER SHARE

25. LOSS PER SHARE

Loss per share is calculated as follows:

	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2013	For the year ended December 31, 2013
	RMB	RMB	RMB	US$
				(Note 3)
Numerator:
Net loss attributable to ordinary shareholders	(284,329,931)	(514,002,092)	(526,261,572)	(86,932,219)

Denominator:
Denominator for basic and diluted loss per share – weighted-average shares outstanding	24,956,197	24,494,046	23,174,823	23,174,823

Loss per share
- Basic and diluted	(11.39)	(20.98)	(22.71)	(3.75)

The Company had 5,865,811, 4,915,741 and 4,797,391 stock options, warrants and nonvested shares outstanding as of December 31, 2011, 2012 and 2013, respectively, which were excluded in the computation of diluted loss per share in the periods presented, as their effect would have been anti-dilutive due to the net loss reported in such periods.